UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2014

AUTRIS
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	88-0410480 (IRS Employer Identification Number)

(310) 430-1388
(Registrant's telephone number) 12021 Wilshire Blvd. #234 Los Angeles, CA

90025
(Address of principal executives offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

 Item 4.02.

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed

Interim Review.

On November 21, 2014, Autris, a Nevada corporation (the “Corporation”), disclosed on a current report on Form 8-K that it had filed a quarterly report on Form 10-Q for the quarter ended September 30, 2014 (“Quarterly Report”) without review of its contained interim financial statements by an independent public accountants as required by the Securities Exchange Act of 1934. Due to this issue, at that time the Corporation’s board of directors concluded that Autris’ financial statements included in the Quarterly Report should not be relied upon.

The Corporation has now had such financial statements in the Quarterly Report reviewed by its independent public accountant.  The review concluded that a few immaterial modifications were to be made to such financial statements, but that no restatement was necessary. The Corporation has amended such Quarterly Report on Form 10-Q/A as filed on January 15, 2015 to make such minor changes.

Therefore, the Corporation’s board of directors has concluded that Autris’ financial statements included in its Quarterly Report, as amended on January 15, 2015 on Form 10-Q/A may be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Anand Derek Naidoo
Anand Derek Naidoo Chief Executive Officer

Dated: January 15, 2015